EXHIBIT 23.2

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-60819, 333-20163 and 333-72623) of PAXSON
COMMUNICATIONS CORPORATION of our report dated March 27, 2003, except for Note 2 and the first paragraph of Note 11, which are as of March 29, 2004, relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

                                                    PricewaterhouseCoopers LLP

                                                    MIAMI, FLORIDA

                                                    MARCH 29, 2004